                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    April 12, 1999
                                                 -------------------------------


                               Allaire Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         Delaware                      333-68639               41-1830792
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)
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One Alewife Center, Cambridge, Massachusetts                        02140
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (617) 761-2000
                                                   -----------------------------


                                 Not Applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On April 12, 1999, Allaire Corporation, a Delaware corporation
("Allaire"), acquired Bright Tiger Technologies, Inc., a Delaware corporation
('BT"), pursuant to an Agreement and Plan of Merger, dated as of April 2, 1999
(the "Merger Agreement"), by and among Allaire, Bengal Acquisition Corp., a
Delaware corporation and a wholly-owned subsidiary of Allaire ("Bengal"), and BT. The terms of the acquisition were the result of arm's-length negotiations between Allaire and BT. Allaire intends to account for the acquisition as a pooling of interests. The following discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K.

         In accordance with the Merger Agreement, all of the issued and outstanding shares of BT's capital stock were converted into rights to receive an aggregate of 288,583 shares of the Common Stock, par value $0.01 per share
("Allaire Common Stock"), of Allaire. Ten percent of the shares of Allaire
Common Stock issuable to the former BT stockholders pursuant to the Merger
Agreement will be held in escrow to secure the indemnification obligations of the former BT stockholders of BT under the Merger Agreement. Options to purchase
BT's Common Stock that were outstanding immediately prior to the closing of the acquisition have been converted into options to purchase Allaire Common Stock.

         BT is headquartered in Acton, Massachusetts and provides software that enhances performance, availability and manageability of large-scale Internet sites and World Wide Web applications.

         A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and a copy of the press release announcing the completion of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  It is impractical to provide the financial statements required by Item 7(a) of Form 8-K relative to Allaire's acquisition of BT at the time this report is filed. Such required financial statements will be filed under cover of Form 8 as soon as practicable, but not later than June 28, 1999.

         (b)      Pro Forma Financial Information.

                  It is impractical to provide the pro forma financial statements required by Item 7(b) of Form 8-K relative to Allaire's acquisition of BT at the time this report is filed.
                  Such required pro forma financial statements will be filed under cover of Form 8 as soon as practicable, but not later than June 28, 1999.

         (c)      Exhibits.

                                        2

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

         Exhibit
         Number   Description
         ------   -----------

         2.1 Agreement and Plan of Merger, dated as of April 2, 1999, by and among Allaire Corporation, Bengal Acquisition Corp. and
                  Bright Tiger Technologies, Inc.

         99.1     Press Release dated April 14, 1999, entitled "Allaire
                  Corporation Acquires Bright Tiger Technologies."
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                                        3


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALLAIRE CORPORATION



Date:  April 26, 1999                       By:   /s/ David A. Gerth
                                               ---------------------------------
                                                 Name:  David A. Gerth
                                                 Title:  Vice President, Finance
                                                 and Operations


                                        4

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                                  EXHIBIT INDEX


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

Exhibit
Number         Description
------         -----------

2.1 Agreement and Plan of Merger, dated as of April 2, 1999, by and among Allaire Corporation, Bengal Acquisition Corp. and Bright Tiger Technologies, Inc.

99.1 Press Release dated April 14, 1999, entitled "Allaire Corporation Acquires Bright Tiger Technologies."
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